UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 3, 2021

MIDWEST ENERGY EMISSIONS CORP.
(Exact name of registrant as specified in its charter)

Commission file number 000-33067

Delaware	87-0398271
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
1810 Jester Drive Corsicana, Texas	75109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 505-6115

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 3, 2021, the Company held its 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”). The final results for each of the matters submitted to a vote of stockholders at the 2021 Annual Meeting are as follows:

Proposal 1: The three nominees for election to the Board of Directors were elected to serve as directors of the Company until the next annual meeting of the stockholders or until their successors are elected and qualified or until their earlier death, resignation or removal, by the votes set forth in the table below:

Nominees	For	Withheld	Broker Non-Votes
Richard MacPherson	42,334,011	447,986	16,602,115
Christopher Greenberg	42,345,854	436,143	16,602,115
David M. Kaye	42,327,969	454,028	16,602,115

Proposal 2: The Company’s stockholders approved the ratification of the appointment of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
58,067,670	33,110	1,283,332	-

Proposal 3: The Company’s stockholders approved, on an advisory non-binding basis, the compensation paid of the named executive officers, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
41,341,579	965,656	474,762	16,602,115

Proposal 4: The Company’s stockholders approved, on an advisory non-binding basis, the every one year frequency alternative with which stockholders shall conduct an advisory “say-on-pay” vote on executive compensation such as Proposal 3 above, by the votes set forth in the table below:

For 1 Year	For 2 Year	For 3 Year	Abstain
41,880,244	356,486	182,420	362,847

Proposal 5: The Company’s stockholders approved an increase in the available shares authorized for issuance under the Company’s 2017 Equity Incentive Plan by up to 8,000,000 shares, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
40,913,132	1,399,515	469,350	16,602,115

Proposal 6: The Company’s stockholders approved a proposal to authorize the Board of Directors, in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to the Company’s certificate of incorporation, to effect a reverse stock split of its issued and outstanding common stock, at a ratio to be determined by the Board, ranging from one-for-two to one-for-seven, with the reverse split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, but no later than December 31, 2021, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
55,689,304	3,621,019	73,789	-

Proposal 7: The Company’s stockholders approved an adjournment of the 2021 Annual Meeting, if necessary and appropriate, as determined by the Board in its sole discretion, to solicit additional proxies if there are insufficient votes at the time of the 2021 Annual Meeting to approve the reverse split or to constitute a quorum, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
59,092,144	198,206	93,762	-

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Midwest Energy Emissions Corp.

Date: June 9, 2021	By:	/s/ David M. Kaye
David M. Kaye Secretary

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